UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934, as amended

Date of Report: September 19, 2007
Date of earliest event reported: September 18, 2007

THE PEP BOYS — MANNY, MOE & JACK

(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-3381	23-0962915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 W. Allegheny Ave. Philadelphia, PA	19132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone, including area code:  215-430-9000

(not applicable)
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and financial Condition.

On September 19, 2007, The Pep Boys — Manny, Moe & Jack (the “Company”) issued a press release regarding the matters discussed under Item 4.02 (a) below, which include adjustments to previously issued financial statements.  The press release is attached as Exhibit 99.1 hereto.  The information under this Item 2.02 in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)           On September 18, 2007, the management of The Pep Boys — Manny, Moe & Jack (the “Company”) concluded and the Audit Committee of the Board of Directors approved that the previously filed consolidated financial statements contained in Form 10-K for the fiscal year ended February 3, 2007, as well as the related reports of the Company’s independent registered public accounting firm and the Form 10-Q for the quarterly period ended May 5, 2007, should no longer be relied upon.

During the preparation of the Company’s report on Form 10-Q for the quarterly period ended August 4, 2007, errors were identified relating to the Company’s supplemental guarantor information note and the presentation of  certain line items within the financing section of the consolidated statement of cash flows.

The corrected errors have no impact, for any previously reported period, on the Company’s (i) consolidated balance sheets, (ii) consolidated statements of operations, (ii) net cash flows from operating activities, investing activities or financing activities included in the consolidated statements of cash flows or (iii) the balance sheets, statements of operations or statements of cash flows for the Subsidiary Non-Guarantors or the Consolidated entities, which are included in Supplemental Guarantor Information note.

Management determined the Company had a material weakness in its financial reporting control related to preparation and review of the Company’s supplemental guarantor information note and the consolidated statement of cash flows presentation resulting from the errors discussed above.

The Company will file as soon as reasonably practicable an amended Form 10-K/A for the fiscal year ended February 3, 2007 and an amended Form 10-Q/A for the fiscal quarter ended May 5, 2007 for the purpose of correcting the errors discussed above.

Management and the Company’s Audit Committee discussed these matters with the Company’s independent registered public accounting firm.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

                                                                                                99.1         Press Release, dated September 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ THE PEP BOYS — MANNY, MOE & JACK

Date: September 19, 2007